UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2017

AXALTA COATING SYSTEMS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(855) 547-1461

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information required by this item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 1, 2017 (the “Closing Date”), Axalta Coating Systems Ltd. (“Axalta”) completed its previously announced acquisition (the “Transaction”) of certain assets of The Valspar Corporation (“Valspar”).

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2017 (the “Prior 8-K”), Axalta entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of April 11, 2017, with Valspar, and, solely with respect to certain provisions, The Sherwin-Williams Company (“Sherwin-Williams”). The Asset Purchase Agreement provides for the purchase by Axalta of certain assets of Valspar (the “Purchased Assets”) constituting its North America Industrial Wood Coatings business. On May 31, 2017, Axalta and Valspar, and solely with respect to certain provisions, Sherwin-Williams, entered into an amendment to the Asset Purchase Agreement (the “Amendment”). The Amendment made certain changes to the Asset Purchase Agreement that were required for regulatory approval of Sherwin-Williams’ acquisition of Valspar.

The Transaction closed upon the occurrence of the closing conditions described in the Prior 8-K, including the consummation of the acquisition of Valspar by Sherwin-Williams and approval by the Federal Trade Commission and the Canadian Competition Bureau. As aggregate consideration for the Purchased Assets, Axalta assumed certain liabilities of Valspar and paid an amount equal to $420 million in cash funded through proceeds obtained under the Credit Agreement (as defined below) (subject to certain adjustments set forth in the Asset Purchase Agreement). At closing, the parties also entered into certain ancillary agreements, as described in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement and the Transaction is not complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, which was attached as Exhibit 2.1 to the Prior 8-K and the terms of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, Axalta announced that its indirect, wholly owned subsidiaries, Axalta Coating Systems Dutch Holding B B.V. (the “Dutch Borrower”), Axalta Coating Systems U.S. Holdings, Inc. (the “U.S. Borrower” and, together with the Dutch Borrower, the “Borrowers”), Axalta Coating Systems U.S., Inc. and Axalta Coating Systems Dutch Holding A B.V., entered into that certain Amendment No. 5 (“Amendment No. 5”) to the Credit Agreement, dated as of February 1, 2013 (the “Credit Agreement”).

In connection with the Transaction, Amendment No. 5, among other things, created a new tranche of term loans under which the Borrowers borrowed $450 million. In addition, pursuant to Amendment No. 5, the Borrowers have the ability on or prior to June 20, 2017 to incur additional term loans in an amount equal to $1,550 million in order to refinance the Borrowers’ approximately $1,541 million of existing U.S. dollar term loans. The interest rate applicable to the new term loans is, at the Borrowers’ option, the Adjusted Eurocurrency Rate (as such term is defined in the Credit Agreement) plus 2.00% or the Base Rate (as such term is defined in the Credit Agreement) plus 1.00%. The new term loans mature in June 2024. Finally, Amendment No. 5 provides for a reset of the prepayment premium of 101% on certain prepayments and amendments of borrowings under the Credit Agreement in connection with a re-pricing event within six months of entrance into Amendment No. 5.

This summary of Amendment No. 5 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 5 filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On the Closing Date, Axalta issued a press release announcing the closing of the Transaction, as previously described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between The Valspar Corporation, Axalta Coating Systems Ltd. and, solely for purposes of Section 5.1(a), 5.1(b), 5.3, 5.8, 5.13 and 10.13, The Sherwin-Williams Company, dated as of April 11, 2017 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2017).*

10.1	Amendment No. 5 to the Credit Agreement, dated as of June 1, 2017, among Axalta Coating Systems Dutch Holding B B.V. and Axalta Coating Systems U.S. Holdings, Inc., as Borrowers, Axalta Coating Systems U.S., Inc., Axalta Coating Systems Dutch Holding A B.V., the several banks and other financial institutions or entities from time to time parties thereto as Lenders, Barclays Bank PLC, as Administrative Agent and Collateral Agent, and the other agents and arrangers party thereto.

99.1	Press Release dated June 1, 2017.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Cautionary Statement Concerning Forward-Looking Statements

This current report may contain certain forward-looking statements regarding Axalta and its subsidiaries including those relating to the expected benefits of Axalta’s acquisition of The Valspar Corporation’s North America Industrial Wood Coatings business. Forward-looking statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they believe to be reasonable, are inherently uncertain. These statements may involve risks and uncertainties, including, but not limited to, Axalta’s ability to achieve the expected benefits of the acquisition. Axalta undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date: June 1, 2017	By:	/s/ Robert W. Bryant
Robert W. Bryant
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between The Valspar Corporation, Axalta Coating Systems Ltd. and, solely for purposes of Section 5.1(a), 5.1(b), 5.3, 5.8, 5.13 and 10.13, The Sherwin-Williams Company, dated as of April 11, 2017 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2017).*

10.1	Amendment No. 5 to the Credit Agreement, dated as of June 1, 2017, among Axalta Coating Systems Dutch Holding B B.V. and Axalta Coating Systems U.S. Holdings, Inc., as Borrowers, Axalta Coating Systems U.S., Inc., Axalta Coating Systems Dutch Holding A B.V., the several banks and other financial institutions or entities from time to time parties thereto as Lenders, Barclays Bank PLC, as Administrative Agent and Collateral Agent, and the other agents and arrangers party thereto.

99.1	Press Release dated June 1, 2017.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.